UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 31, 2013

Natural Health Trends Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336
(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1400, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(972) 241-4080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2013, the Company and Gary C. Wallace agreed to terminate Mr. Wallace’s employment agreement dated April 23, 2007, and Mr. Wallace resigned as General Counsel, Chief Compliance Officer and Secretary of the Company. Mr. Wallace will receive severance payments according to the terms of his employment agreement. The Company intends to engage Mr. Wallace as one of its outside counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2014

NATURAL HEALTH TRENDS CORP.

By:	/s/ Chris Sharng
Chris Sharng
President